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Exhibit 99.2    Unaudited Pro Forma Consolidated Financial Statements

ARC Wireless Solutions, Inc.
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2005

                                                                       Sale of
                                                     Historical        Winncom          Pro Forma
                                                    ------------    ------------       ------------
Sales, net                                          $ 37,025,000    $(30,068,000)(1)   $  6,957,000
Contract revenue                                       2,632,000      (2,632,000)(1)           --
                                                    ------------    ------------       ------------
      Total revenue                                   39,657,000     (32,700,000)      $  6,957,000
                                                    ------------    ------------       ------------

Cost of sales                                         29,884,000     (25,793,000)(1)      4,091,000
Contract cost of goods sold                            2,296,000      (2,296,000)(1)           --
                                                    ------------    ------------       ------------
      Total cost of goods sold                        32,180,000     (28,089,000)         4,091,000
                                                    ------------    ------------       ------------

      Gross profit                                     7,477,000      (4,611,000)         2,866,000

Operating expenses:
   Selling, general and administrative expenses        6,445,000      (3,774,000)(1)      2,671,000
                                                    ------------    ------------       ------------
Total operating expenses                               6,445,000      (3,774,000)         2,671,000
                                                    ------------    ------------       ------------
      Income (Loss) from operations                    1,032,000        (837,000)           195,000

Other income (expense):
   Interest expense                                     (284,000)        161,000 (1)       (123,000)
   Other income                                          252,000        (190,000)(1)        910,000
                                                                         848,000 (2)
                                                    ------------    ------------       ------------
      Total other income (expense)                       (32,000)        819,000            787,000
                                                    ------------    ------------       ------------


Income (Loss) before income taxes                      1,000,000         (18,000)           982,000
Less provision for income taxes (expense) benefit        292,000        (272,000)(1)         20,000
                                                    ------------    ------------       ------------
Net income (loss)                                   $  1,292,000    $   (290,000)      $  1,002,000
                                                    ============    ============       ============

Basic and diluted income (loss) per share           $       .008            --         $       .006
                                                    ============    ============       ============


The accompanying notes are an integral part of these pro forma consolidated financial statements.

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

     (1) To record the sale of Winncom as though it had occurred on January 1, 2005. Sales and cost of goods sold are adjusted for inter-company sales that were previously eliminated in consolidation.

     (2) Record interest income on net proceeds from the sale of Winncom of $16.3 million invested in Treasury Bonds yielding 5.2% as though the sale had occurred on January 1, 2005.

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ARC Wireless Solutions, Inc.
Pro Forma Consolidated Statements of Operations
For the Six Months Ended June 30, 2006

                                                                           Sale of
                                                          Historical       Winncom          Pro Forma
                                                          -----------    -----------       -----------

Sales, net                                                $ 3,373,000    $   136,000(1)    $ 3,509,000
Cost of sales                                               2,559,000         66,000(1)      2,625,000
                                                          -----------    -----------       -----------
      Gross profit                                            814,000         70,000           884,000

Operating expenses:
   Selling, general and administrative expenses             1,486,000           --  (1)      1,486,000
                                                          -----------    -----------       -----------
      Income (Loss) from operations                          (672,000)        70,000          (602,000)

Other income (expense):
   Interest expense                                           (60,000)          --  (1)        (60,000)
   Other income                                                  --          425,000(2)        425,000
                                                          -----------    -----------       -----------
      Total other income (expense)                            (60,000)       425,000           365,000
                                                          -----------    -----------       -----------

Income (Loss) from continuing operations before income
taxes                                                        (732,000)       495,000          (237,000)
Less provision for income taxes (expense) benefit              17,000           --  (1)         17,000
                                                          -----------    -----------       -----------
Net income (loss) from continuing operations                 (715,000)       495,000       $  (220,000)

Discontinued Operations

Income (Loss) from discontinued operations before
income taxes                                                  869,000       (869,000)             --
Less provision for income taxes (expense) benefit             (74,000)        74,000              --
                                                          -----------    -----------       -----------
Net income (loss)                                         $    80,000    $  (300,000)      $  (220,000)
                                                          ===========    ===========       ===========

Basic and diluted income (loss) per share, continuing
operations                                                $     (.003)                     $     (.001)
Basic and diluted income (loss) per share, discontinued
operations                                                $      .003                             --
                                                          -----------    -----------       -----------


The accompanying notes are an integral part of these pro forma consolidated financial statements.

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

     (1) To record the sale of Winncom as though it had occurred on January 1, 2006. Sales and cost of goods sold are adjusted for inter-company sales that were previously eliminated in consolidation.

     (2) Record interest income on net proceeds from the sale of Winncom of $16.3 million invested in Treasury Bonds yielding 5.2% as though it had occurred on January 1, 2006

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ARC Wireless Solutions, Inc.
Pro Forma Consolidated Balance Sheets (Unaudited)
As of June 30, 2006

                                                                    Sale of
                                                   Historical       Winncom           Pro Forma
                                                  ------------    ------------       ------------

Assets
Current assets:
   Cash and cash equivalents                      $     79,000    $ 16,314,000 (1)   $ 16,393,000
   Accounts receivable trade, net                      898,000                            898,000
   Inventory, net                                    1,170,000                          1,170,000
   Deferred tax assets                                 537,000        (267,000)(2)        270,000
   Other current assets                                145,000                            145,000
   Net assets of discontinued operations            39,761,000     (39,761,000)(2)           --
                                                  ------------    ------------       ------------
Total current assets                                42,590,000     (23,714,000)        18,876,000

Property and equipment, net                            355,000                            355,000

Other assets:
   Intangible assets, net                              104,000                            104,000
   Other assets                                         52,000                             52,000
                                                  ------------    ------------       ------------
Total assets                                      $ 43,101,000    $(23,714,000)      $ 19,387,000
                                                  ============    ============       ============

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable                               $    897,000                       $    897,000
   Bank debt - current                               1,234,000                          1,234,000
   Accrued expenses                                    174,000                            174,000
   Current portion of capital lease obligations         66,000                             66,000
   Net liabilities of discontinued operations       23,806,000     (23,806,000)(2)           --
                                                  ------------    ------------       ------------
Total current liabilities                           26,177,000     (23,806,000)         2,371,000

Deferred tax liabilities                                26,000                             26,000
Capital lease obligations, less current portion           --
                                                  ------------    ------------       ------------
Total liabilities                                   26,203,000     (23,806,000)         2,397,000
                                                  ------------    ------------       ------------

Stockholders' equity:
   Common stock, par value $.0005                       78,000                             78,000
   Preferred stock, par value $.001                       --                                 --
   Additional paid-in capital                       21,768,000                         21,768,000
   Treasury stock (1,962,000 shares)                (1,195,000)                        (1,195,000)
   Accumulated deficit                              (3,753,000)         92,000 (3)     (3,661,000)
                                                  ------------    ------------       ------------
Total stockholders' equity                          16,898,000          92,000         16,999,000
                                                  ------------    ------------       ------------
Total liabilities and stockholders' equity        $ 43,101,000    $(23,714,000)      $ 19,387,000
                                                  ============    ============       ============


The accompanying notes are an integral part of these pro forma consolidated financial statements.

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Notes to Pro Forma Consolidated Balance Sheet

(1)  Gross Proceeds                            $ 17,000,000
     Repayment of inter-company note payable       (636,000)
     Legal Fees                                     (50,000)
                                               ------------
     Net proceeds to the Company               $ 16,314,000
                                               ============


(2) To reflect the sale of assets and liabilities of Winncom classified in historical financial statements as discontinued operations as of June 30, 2006


(3)  Reflect the gain on sale of Winncom